                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 8, 2002


                            Union Pacific Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Utah                           1-6075                    13-2626465
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  (STATE OR OTHER                  (COMMISSION              (I.R.S. EMPLOYER
  JURISDICTION OF                  FILE NUMBER)            IDENTIFICATION NO.)
   INCORPORATION)


         1416 Dodge Street, Omaha, Nebraska                   68179
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (402) 271-5777


                                       N/A
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 9.  Regulation FD Disclosure.


On August 8, 2002, Richard K. Davidson, the Principal Executive Officer of Union Pacific Corporation, and James R. Young, the Principal Financial Officer of Union Pacific Corporation, each delivered sworn statements to the Securities and Exchange Commission as required by the Order Requiring Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460) issued by the Commission on June 27, 2002. Conformed copies of the sworn statements are attached hereto as Exhibits (99(1) and 99(2)). The information in this report and the exhibits attached hereto are being furnished pursuant to Regulation FD of the Securities Exchange Act of 1934.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2002


                                 UNION PACIFIC CORPORATION


                                 By: /s/ James R. Young
                                    ------------------------------------
                                      James R. Young
                                      Executive Vice President - Finance



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
 99(1)            Statement Under Oath of Principal Executive Officer Regarding
                  Facts and Circumstances Relating to Exchange Act Filings.

 99(2)            Statement Under Oath of Principal Financial Officer Regarding
                  Facts and Circumstances Relating to Exchange Act Filing.